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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
March 23, 2007

GLOBAL GREEN SOLUTIONS INC.
formerly, High Grade Mining Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	None
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

789 West Pender Street
Suite 1010
Vancouver, British Columbia
Canada V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The Company announced today that Global Green Solutions Inc., a U.S. public ecotechnology company, and C&C Green Technologies PTY LTD., a South African private company, have signed an agreement to form a majority joint venture business in South Africa.

ITEM 7.01      REGULATION FD DISCLOSURE

     The Company announced today that Global Green Solutions Inc., a U.S. public ecotechnology company, and C&C Green Technologies PTY LTD., a South African private company, have signed an agreement to form a majority joint venture business in South Africa.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document Description

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 22nd day of March, 2007.

GLOBAL GREEN SOLUTIONS INC.

BY: ROBERT M. BAKER
Robert M. Baker
Secretary and a member of the Board of Directors